SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 17, 2002



                            GENERAL ELECTRIC COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           NEW YORK                      1-35                  14-0689340
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(STATE OR OTHER JURISDICTION      (COMMISSION FILE         (IRS EMPLOYER
      OF INCORPORATION)               NUMBER)            IDENTIFICATION NO.)



  3135 EASTON TURNPIKE, FAIRFIELD, CONNECTICUT         06828-0001
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (203) 373-2211



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ITEM 5. OTHER EVENTS

         The information included in this Form 8-K affects only disclosures related to segment results, and does not in any way restate or revise the financial position, results of operations or cash flows in any previously reported Statement of Financial Position, Statement of Earnings or Statement of Cash Flows of General Electric Company ("GE") and consolidated affiliates, or the consolidating financial statements of GE or GE Capital Services, Inc. ("GE Capital").

         On July 26, 2002, General Electric Company issued a press release announcing organizational changes that will result in GE Capital becoming four separate GE financial services businesses. On August 29, 2002, GE issued a press release announcing the formation of the GE Consumer Products business from the previously separate GE Appliances and GE Lighting businesses. As required by Statement of Financial Accounting Standards ("SFAS") No. 131, consolidated financial statements issued by GE in the future will reflect modifications to its reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information. Accordingly, in this Form 8-K, GE is providing the required reclassified information about these reorganizations as they relate to prior periods. This information also reflects previously disclosed changes in the basis for measurement of performance of GE's businesses that were made in the first quarter of 2002 in connection with GE adopting a new accounting requirement to cease amortizing goodwill as of January 1, 2002. These measurement changes were the treatment of goodwill amortization and earnings effects associated with GE pension and other retiree benefit plans as corporate rather than segment items, and allocation to segments of other selected costs previously reported at the corporate level. Such changes were previously disclosed in Form 8-K, filed by GE on April 11, 2002.

         The attached exhibits provide two views of the reclassifications resulting from the organizational and measurement changes. Exhibits 99a through 99c set out the portions of GE's 2001 Form 10-K and most recent 2002 Form 10-Q that are affected by these changes. Exhibits 99d and 99e contain the complete set of consolidated financial statements from these filings for which the segment information has been reclassified to conform with the new segment presentation. These financial statements, conformed for the changes, will become the historical financial statements of GE for currently open and future SEC 1933 Act filings.

EXHIBITS:

99(a) Management's Discussion and Analysis of Results of Operations under Item 2 to GE's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, and Note 3, conformed to reflect the organizational changes (pages 14-27 and 5-9).

99(b) Description of Business under Item 1 of GE's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, conformed to reflect GE's organizational changes.

99(c) Management's Discussion and Analysis of Results of Operations under Item 7 of GE's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and Notes 10, 12 and 27, conformed to reflect the organizational changes and the segment performance measurement changes (pages 8-25, 59, 60-62 and 77-79).

99(d) Unaudited consolidated financial statements of GE as of, and for three- and six-month periods ended June 30, 2002, conformed to reflect the organizational changes (pages 1-31).

99(e) Audited consolidated financial statements of GE for the fiscal year ended December 31, 2001, conformed to reflect the organizational changes and the segment performance measurement changes. Also included is the independent auditors' report dated February 8, 2002, except as to notes 10, 12 and 27, which are as of September 17, 2002.

99(f) Consent of KPMG LLP.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            GENERAL ELECTRIC COMPANY





                             By: /s/ Philip D. Ameen
                                 Philip D. Ameen
                                 Vice President and Comptroller
Date: September 17, 2002